Net Income Attributable to Company Per Share	3 Months Ended
Mar. 31, 2014
Earnings Per Share [Abstract]
Net Income Attributable to Company Per Share

11. Net Income Attributable to Company Per Share

The following table sets forth the computation of weighted average basic and diluted shares outstanding (in millions, except per share data):

	Three Months Ended March 31,
	2014	2013
Numerator:
Income from continuing operations	$548	$461

Income from discontinued operations	$41	$41

Net income attributable to Company	$589	$502

Denominator:
Basic—weighted average common shares outstanding	428	426
Dilutive effect of employee stock options and other unvested stock awards	1	2

Diluted outstanding shares	429	428

Per share data:
Basic:
Income from continuing operations	$1.28	$1.08

Income from discontinued operations	$0.10	$0.10

Net income attributable to Company	$1.38	$1.18

Diluted:
Income from continuing operations	$1.28	$1.08

Income from discontinued operations	$0.09	$0.09

Net income attributable to Company	$1.37	$1.17

Cash dividends per share	$0.26	$0.13

ASC Topic 260, “Earnings Per Share” (“ASC Topic 260”) requires companies with unvested participating securities to utilize a two-class method for the computation of Net income attributable to Company per share. The two-class method requires a portion of Net income attributable to Company to be allocated to participating securities, which are unvested awards of share-based payments with non-forfeitable rights to receive dividends or dividend equivalents, if declared. Net income attributable to Company allocated to these participating securities was immaterial for three months ended March 31, 2014 and 2013 and therefore not excluded from Net income attributable to Company per share calculation.

In addition, the Company had stock options outstanding that were anti-dilutive totaling 10 million and 7 million shares for the three months ended March 31, 2014 and 2013, respectively.